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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 9, 2004
                (Date of Report/Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of registrant as specified in its charter)


NEW YORK                                1-3157                 13-0872805
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


                               400 Atlantic Street
                           Stamford, Connecticut 06921
              (Address and zip code of principal executive offices)

                                 (203) 541-8000
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 8.01 OTHER EVENTS

On November 9, 2004, International Paper Company announced a definitive agreement to sell its Maine and New Hampshire forestlands, totaling approximately 1.1 million acres, to GMO Renewable Resources, LLC, a private forest investment management company, for approximately $250 million. The sale is expected to be completed by the first quarter of 2005. A copy of International Paper Company's press release is included as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1: Press Release of International Paper Company, dated November 9,
              2004.






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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          (Registrant)


                                          By: /s/ Andrea L. Dulberg
                                              ----------------------------
                                              Name:  Andrea L. Dulberg
                                              Title: Assistant Secretary

                                          Date: November 9, 2004






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                                  EXHIBIT INDEX

Exhibit 99.1: Press Release of International Paper Company, dated November 9,
              2004.






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                          STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'